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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): March 2, 2005

                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                 000-22433             75-2692967
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)

                            6300 Bridgepoint Parkway
                             Building Two, Suite 500
                               Austin, Texas 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION.

        Registrant is furnishing its press release dated March 3, 2005, which announces its financial results for the quarter and year ended December 31, 2004 and its proved reserve volumes at December 31, 2004. It also includes our forecast for full year 2005 production volumes and our forecast for the first quarter 2005. The text of that press release is attached to this Report as
Exhibit 99.1. is incorporated by reference herein.

        With the filing of this report on Form 8-K and the issuance of the attached press release, we are also updating our corporate presentation, which can be found on our website at WWW.BEXP3D.COM. We caution you that the information provided in our corporate presentation is given as of March 3, 2005 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

ITEM 7.01  REGULATION FD DISCLOSURE.

        Registrant is furnishing its press release dated March 2, 2005, which announces its capital expenditure budget for 2005. The text of the press release is furnished as attached hereto as Exhibit 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibit 99.1 Press release dated March 3, 2005.

               Exhibit 99.2 Press release dated March 2, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 BRIGHAM EXPLORATION COMPANY

Date:    March 3, 2005

                                                 By: /s/ Eugene B. Shepherd, Jr
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                                                     Eugene B. Shepherd, Jr.
                                                     Executive Vice President &
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

    Item Number                  Exhibit
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    99.1*            Press Release dated March 3, 2005

    99.2*            Press Release dated March 2, 2005

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